UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                              May 24, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On May 24, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports May Comparable Sales." The release contained the following information.


                                                           FOR IMMEDIATE RELEASE

Contact:      Carol DiRaimo,
              Vice President of Investor Relations
              (913) 967-4109

              Applebee's International Reports May Comparable Sales

Overland   Park,   Kan.,  May  24,  2005  --  Applebee's   International,   Inc.
(Nasdaq:APPB) today reported comparable sales for the four-week period ended May 22, 2005.

System-wide comparable sales increased 3.8 percent for the May period, and comparable sales for franchise restaurants increased 4.7 percent. Comparable sales for company restaurants increased 0.9 percent, reflecting a decrease in guest traffic of between zero and 0.5 percent, combined with a higher average check.

System-wide comparable sales for the quarter-to-date period through May (eight weeks) have increased 2.9 percent, with franchise restaurant comparable sales up
3.8 percent and company comparable restaurant sales flat.

On May 23, 2005, the company completed the previously announced acquisition of 12 franchise restaurants, one of which is currently under development and expected to open in June, located in Missouri, Kansas and Arkansas.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of May 22, 2005, there were 1,711 Applebee's restaurants operating system-wide in 49 states and 12 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 24, 2005

                                   APPLEBEE'S INTERNATIONAL, INC.


                                   By: /s/ Steven K. Lumpkin
                                   ----------------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer


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